Exhibit 99.1

Forian Announces the Sale of BioTrack to Alleaves

Newtown, PA and Deerfield Beach, FL, February 13, 2023 (GLOBAL NEWSWIRE) -- Forian Inc. (Nasdaq: FORA), a provider of technology, analytics and data science driven solutions, today announced the sale of Forian’s cannabis software subsidiary, Bio-Tech Medical Software, Inc. (d/b/a BioTrack), to Alleaves, Inc., a provider of ERP software solutions to the cannabis industry, effective February 10, 2023, for a total purchase price of $30 million in cash, comprised of $20 million paid at closing and $10 million paid in twelve required equal monthly installments, subject to any working capital adjustments. Forian will retain a license to certain cannabinoid-based data to enhance its healthcare information offerings. As a result of the transaction, Forian will focus on its healthcare information business and will no longer provide software solutions to the cannabis industry.

“This transaction allows us to focus our efforts on our healthcare information business, which has been the key driver of our growth to date and will further accelerate our path to positive Adjusted EBITDA,” said Max Wygod, Executive Chairman of Forian.

The acquisition by Alleaves adds industry leading point of sale and traceability platforms within the cannabis industry, including BioTrack™ and Cannalytics®, to the Alleaves™ offering suite.

“The addition of BioTrack and Cannalytics will accelerate our mission to provide top-of-the-line ERP solutions to the cannabis industry,” said Mike Beedles, Founder of Alleaves. “I’m especially encouraged for our current and future clients who will benefit from having access to two leading cannabis software organizations, both of which are dedicated to our customers’ need for improved control, cohesion, clarity and compliance in this vast and evolving industry.”

Simultaneous with the transaction, Daniel Barton stepped down as Chief Executive Officer and President of Forian effective February 10, 2023. Max Wygod, Forian’s co-founder and Executive Chairman, has been appointed Interim Chief Executive Officer and President. “On behalf of the Board, I want to thank Dan for his dedication to and leadership of Forian,” commented Max Wygod.

About Forian
Forian Inc. provides a unique suite of data management capabilities and proprietary data and analytics to optimize and measure operational, clinical and financial performance for customers within the traditional and emerging life sciences, healthcare payer and provider segments. For more information, please visit the Forian’s website at www.forian.com.

About Alleaves
Alleaves was founded with a knowledge of cannabis cultivation, manufacturing, and sale embedded in the company’s culture. Its ultimate goal is to optimize the unique complexity of the cannabis journey affecting its operator customers, with a top-of-the-line ERP platform, focusing on the flexibility for customers to choose elements of its cohesive system designed to improve cannabis operator business operations. For more information, please visit Alleaves’ website at www.alleaves.com.

Cautionary Statements Regarding Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the control of Forian, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction announced, future financial and operating results, company strategy and intended product offerings and market positioning. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID-19 pandemic on Forian’s business, operations, strategy and goals; Forian’s ability to execute on its strategy; the timing of the introduction of new product offerings; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Forian’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, and elsewhere in Forian’s filings and reports with the SEC. Forward-looking statements contained in this announcement are made as of the date hereof, and Forian undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Forian Media and Investor Contact:
forian.com/investors
ir@forian.com
267-225-6263

Alleaves Media Contact:
Michael Alfonso
michael.a@alleaves.com
321-987-9018